UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2017

CEVA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-49842	77-0556376
(Commission File Number)	(I.R.S. Employer Identification No.)

1174 Castro Street, Suite 210 Mountain View, CA	94040
(Address of Principal Executive Offices)	(Zip Code)

650/417-7900

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 15, 2017, the Company held its annual meeting of stockholders, at which the Company’s stockholders approved the following three proposals. The proposals are described in detail in the proxy statement for the annual meeting that the Company filed with the Securities and Exchange Commission on April 4, 2017.

Proposal 1: Election of Directors

The following directors were elected at the meeting to serve for a one-year term until the 2017 annual meeting of stockholders:

Name	Votes For	Votes Withheld	Broker Non-Vote
Eliyahu Ayalon	16,417,359	231,174	2,433,891
Zvi Limon	16,382,851	265,682	2,433,891
Bruce A. Mann	15,839,623	808,910	2,433,891
Maria Marced	16,578,460	70,073	2,433,891
Peter McManamon	16,420,056	228,477	2,433,891
Sven-Christer Nilsson	16,382,691	265,842	2,433,891
Louis Silver	16,389,901	258,632	2,433,891
Gideon Wertheizer	16,544,823	103,710	2,433,891

Proposal 2: The approval of an amendment and restatement of the Company’s 2002 Employee Stock Purchase Plan to increase by 200,000 shares the number of shares of common stock reserved for issuance thereunder, the undersigned Stockholder hereby votes (mark one):

For 16,610,119	Against 33,300	Abstained 5,114	Broker Non-Vote 2,433,891

Proposal 3: The approval of an amendment and restatement of our 2011 Incentive Plan to increase by 600,000 shares the number of shares of common stock reserved for issuance thereunder, the undersigned Stockholder hereby votes (mark one):

For 15,652,332	Against 988,623	Abstained 7,578	Broker Non-Vote 2,433,891

Proposal 4: Ratification of Appointment of Independent Auditors

The selection of Kost Forer Gabby & Kassierer, a member of Ernst & Young Global, as independent auditors of the Company for the fiscal year ending December 31, 2017, was ratified as follows:

For 18,981,284	Against 94,032	Abstained 7,108	Broker Non-Vote 0

Proposal 5: Compensation of the Named Executive Officers

The advisory vote to approve the Company’s named executive officer compensation was approved as follows:

For 15,481,502	Against 1,160,249	Abstained 6,782	Broker Non-Vote 2,433,891
Proposal 6: A non-binding vote, whether a non-binding stockholder vote to approve the compensation of the Company’s Named Executive Officers should occur every one, two or three years:
One Year 13,627,495	Two Year 24,434	Three Year 2,988,858	Broker Non-Vote 2,441,637

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEVA, INC.

Date: May 19, 2017	By:	/s/ Yaniv Arieli
Yaniv Arieli
Chief Financial Officer